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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 25, 2005

                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                    0-27918                   13-3070826
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)

           2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                      93940
(Address of principal executive offices)                         (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On August 25, in connection with the ongoing expansion of the Company's primary aluminum reduction facility in Grundartangi, Iceland, Nordural ehf ("Nordural"), a wholly-owned subsidiary of the Company, made additional borrowings totaling $20.0 million under its $365 million senior term loan facility (the "Term Loan Facility"). Combined with previous borrowings, Nordural has $188.0 million in principal amount outstanding under the Term Loan Facility as of August 25, 2005. Amounts borrowed under the Term Loan Facility may be drawn down in minimum amounts of $10.0 million, and whole multiples of $1.0 in excess thereof, on the 25th day of any month. Drawings under the facility may be made until September 30, 2006. It is the present intent of Nordural to make monthly borrowings to finance the ongoing expansion of the Nordural facility and to fully draw the Term Loan Facility by September 30, 2006.

      The full terms and conditions of the Term Loan Facility are contained in the Loan Agreement between Nordural and the lenders party thereto, which was included as Exhibit 10.1 to the Company's Registration Statement on Form S-1/A, as filed with the SEC on February 16, 2005.

                                      ****

      The information in this Form 8-K may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTURY ALUMINUM COMPANY

 Date:  August 29, 2005    By:       /s/ Gerald J. Kitchen
                              --------------------------------------------------
                              Name:  Gerald J. Kitchen
                              Title: Executive Vice President, General Counsel
                                     Chief Administrative Officer and Secretary


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